Principal Funds, Inc.
Supplement dated May 5, 2020 to the Statutory Prospectus
dated December 31, 2019 (for 831 fiscal year end funds)
and March 1, 2020 (for 1031 fiscal year end funds)
(each as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
In the Investment Advisor and Portfolio Managers section, delete Jake S. Anonson.

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
In the Investment Advisor and Portfolio Managers section, delete Jake S. Anonson.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
In the Investment Advisor and Portfolio Managers section, delete Jake S. Anonson.

MANAGEMENT OF THE FUNDS
In The Manager and Advisor section, delete references to Jake S. Anonson.